CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowances for doubtful accounts (in dollars)	$ 5,331	$ 4,870
Common shares, par value (in dollars per share)	$ 0.00	$ 0.00
Common shares, shares authorized	500,000,000	500,000,000
Common shares, shares issued	204,346,064	204,346,064
Common shares, shares outstanding	203,652,096	203,367,464